Greenidge Generation Announces Preliminary Financial and Operating Results for the First Quarter 2024 and Release of Investor Presentation

Select Results Include Q1 Adjusted EBITDA of $2.1 million to $3.1 million and Loss Per Share of $0.33 to $0.43

Company Reports Second Consecutive Quarter of Positive Cash Flow

Dresden, NY – May 1, 2024 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”), a vertically integrated cryptocurrency datacenter and power generation company, today announced preliminary financial and operating results for the first quarter of 2024. The Company also highlighted CEO Jordan Kovler’s presentation at the Planet MicroCap Showcase: Vegas 2024 taking place today, May 1, 2024, at 4:00 pm PST, which may be attended and accessed live along with the accompanying presentation materials by visiting https://www.webcaster4.com/Webcast/Page/3026/50312. Greenidge will be filing an updated investor presentation in conjunction with the event.

Preliminary First Quarter 2024 Financial Results1:

•Revenue of approximately $19.2 million;
•Net loss from continuing operations of approximately $3.1 million to $4.1 million;
•Adjusted EBITDA of approximately $2.1 to approximately $3.1 million;
•Loss per share of $0.33 to $0.432;
•Cryptocurrency datacenter self-mining revenue of $7.1 million; Cryptocurrency datacenter hosting revenue of $9.1 million; and
•Power and capacity revenue of $3.0 million.

First Quarter 2024 Highlights:

Greenidge’s cryptocurrency datacenter operations produced approximately 409 bitcoin during the first quarter of 2024, of which 275 bitcoin were produced for colocation and 134 bitcoin were produced for self-mining. The average opening price of Bitcoin during the first quarter of 2024 was $53,260.04.

As of March 31, 2024, Greenidge datacenter operations consisted of approximately 29,400 miners with approximately 3.0 EH/s of combined capacity for both datacenter hosting and cryptocurrency mining, of which

18,700 miners, or 1.8 EH/s, is associated with datacenter hosting and 10,700 miners, or 1.2 EH/s, is associated with Greenidge's cryptocurrency mining.

Greenidge ended the quarter with approximately $14.3 million of cash and approximately $69.0 million of debt.

Greenidge CEO Jordan Kovler commented: “It is an exciting time for Greenidge, with two consecutive quarters of positive cash flow, a valuable and growing real estate portfolio of sites suited for data center development and a significant reduction in SG&A spend going forward. We will continue to find properties with the potential for power expansion and will follow our new roadmap for the best utilization of each, in order to benefit the short- and long- term interests of all stockholders. We believe now is the time to focus on execution and to capitalize on the strengths of our team in energy and infrastructure development.”

The preliminary financial information presented in this press release is based on Greenidge’s current expectations and may be adjusted as a result of, among other things, completion of customary quarterly audit procedures.

Preliminary Financial and Operating Results

The preliminary financial and operating results set forth above for the three months ended March 31, 2024, reflect preliminary estimates with respect to such results based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary results which are unaudited and constitute forward-looking statements. Greenidge has not completed its standard closing process, including the completion of all of its controls procedures, which could identify adjustments causing the actual results to be different from the expectations presented in this release. These estimates should not be viewed as a substitute for Greenidge's full quarterly financial statements for the three months ended March 31, 2024, which will be prepared in accordance with U.S. GAAP.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023, as may be amended from time to time, our subsequently filed Quarterly Reports on Form 10-Q, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information

To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

Amounts denoted in millions	First Quarter 2024
	Low	High
Net loss from continuing operations	$ (4.1)	$ (3.1)
Provision for income taxes	—	—
Interest expense, net	1.8	1.8
Depreciation and amortization	3.2	3.2
EBITDA from continuing operations	$ 0.9	$ 1.9
Stock-based compensation	1.1	1.1
Adjusted EBITDA from continuing operations	$ 2.1	$ 3.1

1For the three months ended March 31, 2024; Greenidge expected, approximate financial results.
2Based on 9,493,686 weighted average Class A and Class B shares outstanding for the three months ended March 31, 2024.

Investors
Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media
Longacre Square Partners
Charlotte Kiaie / Kate Sylvester
646-386-0091
greenidge@longacresquare.com

Source: Greenidge Generation Holdings Inc.